NATIONAL AMERICAN UNIVERSITY

Camden Learning Corporation
(OTCBB:CAEL)

Proposed Acquisition of
National American University

October 2009

Disclosure Statement

In connection with the proposed business combination, Camden Learning Corporation ("Camden") will prepare a definitive proxy statement to be filed with the Securities and Exchange Commission (the "SEC"). When completed, the definitive proxy will be mailed to the stockholders of Camden seeking their approval of the transaction. Before making any voting decision, Camden's stockholders are urged to read the definitive proxy statement regarding the business combination carefully and in its entirety because it will contain important information about the proposed transaction. Camden's stockholders will be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC by visiting the SEC's website at http://www.sec.gov.

Camden and and Dlorah, Inc. ("Dlorah") and their respective directors and officers may be deemed to be participants in the solicitation of definitive proxies from Camden's stockholders with respect to the proposed business combination. Information about Camden's directors and executive officers and their ownership of Camden's securities is set forth in Camden's annual report on Form 10-K for the fiscal year ended December 31, 2008. Stockholders may obtain additional information regarding the interests of Camden and its directors and executive officers in the successful completion of the business combination, which may be different than those of Camden's stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed business combination, when filed with the SEC.

Morgan Joseph & Co. Inc. ("Morgan Joseph"), the managing underwriter of Camden's initial public offering ("IPO") consummated in November 2007, is assisting Camden in these efforts and will receive a deferred underwriting fee of up to $1,590,312 should the transaction contemplated in this presentation (or any other qualifying transaction) be approved by Camden's stockholders.

Non-GAAP Financials

The financial information and data contained in this presentation is unaudited and not in conformity with Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in the definitive proxy statement. This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the SEC. Management believes that EBITDA is an appropriate measure of evaluating operating performance and liquidity because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Camden, Dlorah, National American University and its affiliated entities ("NAU" or the "Company"), and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Camden's and NAU's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in Camdens' filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended May 31, 2009, or to be detailed in the definitive proxy statement that will be filed to solicit stockholder approval of the proposed transaction. The information set forth herein should be read in light of such risks. Neither Camden nor NAU assume any obligation to update the information contained in this presentation.

Presenters

David Warnock – Board Member

President, CEO and Chairman

Member of NAU Executive Committee (post closing)

Dr. Ronald Shape

Chief Executive Officer and Interim Chief Financial Officer

Transaction Overview

- **Camden Learning Corporation ("Camden")**
  - In November 2007 Camden raised $53 million of proceeds through its initial public offering ("IPO")
  - Each $8.00 unit consists of one share of common stock and one warrant with an exercise price of $5.50
  - Camden has 8,188,800 shares outstanding plus warrants to purchase 9,426,300 shares, as well as an underwriter's purchase option to purchase 625,000 units
- **On August 7, 2009, Camden entered into a definitive agreement to acquire Dlorah, Inc. ("Dlorah"), which owns and operates National American University ("NAU" or the "Company"), a private, for-profit postsecondary education institution founded in 1941**
  - The transaction is expected to be a merger by and between a wholly-owned subsidiary of Camden and NAU, with NAU surviving the merger and the parent being renamed NAU Holdings, Inc.
- **Required governmental, regulatory and other third party approvals, including the Higher Learning Commission and the Department of Education**
  - An application for continued accreditation has been submitted to the Higher Learning Commission in connection with the proposed transaction
- **Transaction expected to close by November 12, 2009 subject to SEC review and shareholder approval**

Transaction Overview

Consideration to NAU Shareholders	**No cash consideration at closing** **Total aggregate consideration includes:** – 100,000 shares of a new class of Camden stock ("Class A") convertible to 15,730,000 shares of common stock (NAU shareholders shall own 70% of the fully diluted equity) – Issuance of 2,800,000 common stock purchase warrants at an exercise price of $5.50 per share – 575,000 shares of restricted common stock (vests when stock trades above $8.00 for 60 consecutive days during the next five year period)
Cash to Balance Sheet	Minimum of $22.2 million
Additional Sponsor Purchases	Camden's sponsor has purchased $4 million of common stock in the open market since the filing of the Form 8-K announcing execution of a definitive agreement
Dividend Yield and Conversion	Class A shares will receive an annual cumulative preferred dividend, paid quarterly, of $0.44 per share, and would automatically convert into common stock on the second anniversary of the Closing Existing Camden shares will receive an annual dividend, paid quarterly, of $0.11 per share for two years from the date of Closing as and when dividend paid to Class A holders
Board	Six member board; four appointed by NAU and two appointed by Camden
Approvals	Majority of Camden stockholders Holders of less than 30% of shares sold in Camden's IPO vote against the transaction and elect conversion of shares into cash Majority of warrantholders approve redemption of warrants for $0.50 immediately following closing Required governmental, regulatory and other third party approvals, including the Higher Learning Commission and the Department of Education
Insider Lock-up	One year following the consummation of a business combination for Camden Directors and Officers 180 days for all NAU shareholders

CAMDEN LEARNING CORPORATION

Valuation

- Transaction consideration of $124.6[1] million at closing, excluding restricted shares and warrants
- Camden/NAU will solicit warrantholders for a vote to allow Camden to redeem their warrants for $0.50 in cash immediately following the consummation of a transaction as well as attempt to repurchase and cancel a significant portion of the outstanding common shares such that NAU shareholders own a minimum of 70% of the fully diluted shares
  - Assuming maximum redemption (29.9%) and the purchase and retirement of 26%[2] of the total shares outstanding and all warrants exchanged for cash, pro forma fully diluted equity value would be $170.1 million[3], excluding the underwriters purchase option (out of the money) and restricted shares (unvested)

($ in thousands)	Shares and Warrants Repurchased [4,5]
2010 Pro Forma Equity Value	$170,051
FYE May 2010 Projected Net Income [6]	$8,697
FYE May 2011 Projected Net Income [6]	$10,255
Total Enterprise Value / FYE May 2010 PF Revenue [6]	2.0x
Total Enterprise Value / FYE May 2010 PF EBITDA [6]	10.6x
Total Enterprise Value / FYE May 2011 PF Revenue [6]	1.7x
Total Enterprise Value / FYE May 2011 PF EBITDA [6]	9.0x

(1) 100,000 shares of Class A common stock convertible into 15,730,000 shares of common stock at close at $7.92 per share trust value.

(2) Maximum repurchase allowed to retain $22,166,290 on post closing NAU balance sheet. Excludes fees associated with forward purchase contracts.

(3) Includes value of annual dividend of $0.11 for two years from date of closing.

(4) Assumes 30.0% less one share of Camden shares vote for redemption, excludes restricted shares.

(5) Assumes 30.0% less one share of Camden shares vote for redemption and 26% of shares and 100% of outstanding warrants are purchased and retired, excludes restricted shares.

(6) Pro forma excluding the impact of non-core real estate holdings.

Capitalization

- **Assumes all warrants redeemed for $0.50 in cash immediately following the consummation of a transaction**

	Basic	Fully Diluted [5]
SPAC Trust Per Share	$ 7.92	$ 7.92
Public Shares Outstanding	6,626	6,626
Less: Redemptions (29.9%)	(1,988)	(1,988)
Less: Shares Repurchased (26%) via Forward Sales or Otherwise [1]	(1,043)	(1,043)
Pro Forma Public Ownership	3,595	3,595
Plus: Camden Insider Shares [2]	1,367	1,367
Plus: Shares issued to NAU [3]	15,730	16,586
Total Shares Outstanding	20,692	21,548
Implied Equity Value [4]	$ 163,274	$ 170,051
Plus: Existing Debt	11,343	11,343
Less: Cash to Balance Sheet	(22,166)	(22,166)
Total Enterprise Value	$ 152,450	$ 159,227

[1] Maximum repurchase allowed to retain $22,166,290 on post closing NAU balance sheet. Excludes any fees associated with forward purchase contracts.

[2] Assumes 195,312 insider shares forfeited due to redemptions in excess in of 20%.

[3] Fully diluted share count assumes cashless exercise (treasury method) of 2,800,000 warrants at $7.92 exercise price.

[4] Includes value of $0.11 per share common stock dividend for two years from closing.

[5] Excludes restricted shares (unvested) and Underwriters Purchase Option (out of the money).

Investment Highlights

- **Unique growth strategy focused on blended ("hybrid") learning**
  - NAU's hybrid learning model drives online enrollment among nontraditional students concerned with enrolling in completely online degree programs; the Company utilizes Education centers to drive enrollments and provide a local contact for online students
  - Education centers are cost-effective and provide a critical presence for NAU in underserved portions of major markets

- **Regionally accredited institution committed to academic quality and measurable student outcomes**
  - Regional accreditation reinforces NAU's academic credibility and provides the highest level of transferability of credits for students attempting to start or finish degree programs at traditional universities
  - One of only a select few publicly traded regionally accredited institutions; a clear competitive advantage and differentiator

- **Premier degree offerings including fully accredited Nursing programs**
  - Diplomas, Associates, Bachelors and Masters Degree offerings provide learning options for the entire student lifecycle
  - Among the only for-profit institutions to offer fully accredited bachelors degree programs in nursing; the Company is awaiting certification from the Texas and New Mexico State Boards of Nursing and currently offers programs in Missouri, Kansas, Colorado and Minnesota

- **Experienced management team and sponsorship with a track record of success**
  - NAU's executive management team is comprised of seasoned education industry executives with broad functional expertise
  - Camden Partners has a long history of successful investments in the education industry including investments such as:
    - **Concorde Career Colleges, Inc.**; (27.2% IRR, 6.7x multiple of initial investment); **Nobel Learning Communities, Inc.** (NASDAQ:NLCI); (17.8% IRR, 2.7x multiple of initial investment) and **American Public Education, Inc.** (NASDAQ:APEI); (136.8% IRR, 10.0x multiple of initial investment)

CAMDEN LEARNING CORPORATION

Investment Highlights

- **Attractive industry fundamentals**
  - For-profit postsecondary education is well positioned for growth in any economic environment and NAU's diverse degree programs provide significant opportunities for students to pursue a wide range of degree programs

- **Strong presence in underserved markets with significant growth potential**
  - The Company is well positioned to continue to expand in its core geographies to obtain additional underserved students and capture market share from competitors
  - NAU's current size allows the Company to quickly adapt to changing market conditions and roll out cost-effective education centers and full campuses

- **Scalable platform for growth**
  - NAU has invested more than $20mm in infrastructure, program expansion and various capital projects from FY2005 to FY2009 to ensure the Company is well positioned for future growth; significant margin expansion expected from CY2009 to 2010 as major investments in new campuses and programs provide additional revenue and drive new enrollments
  - The Company has invested heavily in online delivery and is actively driving online enrollments; the Company recently hired Dr. Robert Paxton, an experienced education executive with substantial experience in online delivery to head its distance learning operations

- **Strong and stable historical financial performance**
  - Despite significant investments in infrastructure and program expansion in recent years, NAU has consistently delivered strong and stable financial performance
  - NAU's recent growth has been a result of a variety of internal initiatives to transform the Company from a family run business to a growing leader in hybrid and blended learning

Acquisition Rationale

Camden Acquisition Criteria	NAU
Undercapitalized companies with strong fundamentals	Privately held, family owned business, minimal debt, growth primarily funded via operating cash flow
Companies that will benefit from improved oversight and strategic direction	Camden has significant experience with high growth companies in the education sector
Companies with significant future growth potential	NAU is well positioned to continue to expand through its unique hybrid learning model and online presence
Enterprise values of $100mm to $200mm	Transaction value at close of $124.6 million excluding warrants and restricted shares
Approach investment as operational executives (methodical, hands on approach)	Camden will provide significant operational and capital markets expertise
Organic growth: increase capacity; add new products; introduce new markets or geographies	Significant capital investments provide opportunities for continued geographic expansion, additional degree programs and online offerings
Acceleration of internal growth strategy	Additional capital resources and cash on balance sheet will allow NAU to accelerate growth with Camden's assistance and oversight

Board of Directors

- NAU and Camden will appoint three additional independent directors (NAU will appoint two, Camden will appoint one) shortly following the consummation of the transaction
- The Company's Board of Directors will include:

Bob Buckingham – Chairman of the Board *Member of NAU Executive Committee*	▪ Over 28 years of experience in the education industry as President of NAU's holding company, Dlorah, Inc.; responsible for strategic oversight and strategy for NAU ▪ Has served as Chairman of the Board of NAU since 1991 and as the President of Dlorah, Inc. since 1981
Dr. Jerry Gallentine – Board Member *President* *Member of NAU Executive Committee*	▪ Over 16 years experience as President of NAU; key executive in development and execution of institutional growth initiatives ▪ Prior to NAU, Dr. Gallentine served as President of a variety of traditional, not-for-profit universities
David Warnock – Board Member *Co-founder of Camden Partners* *Member of NAU Executive Committee*	▪ Over 25 years of investment experience in the education and business and financial services industries; co-founded Camden Partners in 1995 ▪ Before founding Camden Partners, Mr. Warnock was previously president of T. Rowe Price Strategic Partners and T. Rowe Price Strategic Partners II

CAMDEN LEARNING CORPORATION

Experienced Management Team



Board of Governors
Dr. Jerry Gallentine
President
Dr. Ronald Shape
Chief Executive Officer
Dr. Sam Kerr
Provost, General Counsel
Two Regional Presidents / Campus Executive Officers
Dr. Robert Paxton
Campus Executive Officer, Distance Learning
Four School Deans
16 Campus Level Reporting Presidents
Four Vice Presidents

Dr. Ronald Shape *Chief Executive Officer & Interim Chief Financial Officer*	▪ Over 18 years of experience in a variety of operational roles with NAU; holds primary responsibility for operational and growth initiatives; oversees budgeting process and 18 divisions across seven states ▪ Prior to his current position as CEO, Dr. Shape spent four years as Chief Operating Officer for NAU, where he oversaw academic operations, online operations, campus expansion and new program development
Dr. Sam Kerr *Provost & General Counsel*	▪ More than eight years of experience with NAU as general counsel, overseeing all legal activities related to the Company's operations ▪ Prior to joining NAU, Dr. Kerr was a Managing Partner with Banks, Johnson, Colbath & Kerr, a Rapid City, SD based law firm and served as Special Assistant Attorney General for South Dakota State University and outside legal counsel for NAU

Experienced Management Team

Dr. Robert Paxton *Campus Executive Officer – Distance Learning*	▪ Responsible for the leadership and direction of NAU's distance learning programs as well as domestic and international partnerships ▪ Prior to joining NAU in 2009, Dr. Paxton served as the President of Iowa Community College in Fort Dodge, Iowa; Dr. Paxton is a seasoned education professional with more than 29 years of experience in a variety of roles as an educator and executive
Michaelle Holland *Regional President – South and Southeast*	▪ Ms. Michaelle Holland has served as the regional president for the south and southeast regions since 2007. During her time as regional president, Ms. Holland successfully opened the first nursing program for NAU, as well as opening an education center in Wichita, Kansas ▪ Prior to that, Ms. Holland served in a number of capacities for the university in the admissions arena from 1991 through 1999 as admissions representative to system vice president of enrollment management. Ms. Holland was also a campus president for Kaplan Higher Education from 1999 to 2002
Lisa L. Knigge *Regional president – Southwest*	▪ Ms. Lisa L. Knigge has served as the southwest regional president for National American University since early 2008, overseeing all operations for the Denver, Colorado Springs, Austin, Albuquerque, and Rio Rancho campuses ▪ Ms. Knigge has served as regional president for the Austin and New Mexico campuses since 2007. She previously served as New Mexico regional president since 2000. Ms. Knigge began her career with National American University in the admissions department in 1991
Venessa Green *System Vice President of Finance*	▪ Ms. Venessa Green has served as the system vice president of finance since 2008. Ms. Green has been with the university since 2004 and has worked in a number of different positions, including business manager, system controller, and system associate vice president of finance ▪ Ms. Green has been a member of the American Institute of Certified Public Accountants (AICPA) since 2007 and a member of the South Dakota CPA Society since 2007

Company Overview

- Founded in 1941, NAU is a regionally accredited, for-profit, multi-campus postsecondary education institution
- In 1996, NAU developed a hybrid learning model to meet growing demand from non-traditional learners
  - Primarily online coursework with the convenience of physical facilities and personalized academic and financial support staff
- Has expanded physical campus locations by 33% since 2005
- Hybrid learning, online and on-ground programs provide students an attractive mix of course delivery methods
  - Significant investments in online course delivery infrastructure
- Substantial scale with a history of profitable, organic growth
  - More than 6,250 enrolled students as of 1Q 2010
  - 2,054 undergraduate degrees and 123 graduate degrees awarded from FY2006 to current
  - Associates, Bachelors and Masters Degrees Programs and select industry focused diplomas

Broad National Footprint


Headquarters: Rapid City, South Dakota

Colorado
Colorado Springs
Denver

Kansas
Overland Park
Wichita

Minnesota
Bloomington
Brooklyn Center
Roseville

Missouri
Independence
Zona Rosa

New Mexico
Albuquerque
Rio Rancho

South Dakota
Rapid City
Ellsworth AFB
Sioux Falls
Watertown

Texas
Austin

15 Campuses and One Learning Center in Seven States

Enrollment Growth

- NAU has experienced significant growth in student enrollments and is committed to driving growth across all delivery methods
  - Hybrid learning combines the benefits of online learning with classroom based instruction
  - Online delivery, whether hybrid or completely online, is driving growth (29% CAGR from 4Q FY2005 to 3Q FY2009 vs. 7% on-ground)
  - Scalable systems and infrastructure for future growth (on-ground and online)

Strong Growth in Student Enrollment and Total Credit Hour Enrollment



Credit Hour Enrollment
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
45,449
34,758
45,543
43,824
45,546
38,649
52,106
53,265
59,095
54,205
72,566
70,845
Spring
Summer
Fall
Winter
Spring
Summer
Fall
Winter
Spring
Summer
Fall
Projected Winter
2007
Total - 169,574
2008
Total - 189,565
12% y-o-y growth
2009
Projected Total - 256,711
35% y-o-y growth

Growth Strategy & Initiatives

Superior Execution Across All Course Delivery Methods: Hybrid, On-Ground and Online

Hybrid Learning	On-Ground	Online
▪ By developing small learning centers in key cities, NAU is able to provide students with a unique teaching environment ▪ Hybrid students typically take a very limited amount of coursework (primarily labs, etc.) at the learning center and complete the majority of their coursework online ▪ Learning centers are a much smaller investment than full campuses and help drive increased online enrollments ▪ Learning centers allow NAU to better control the experience for students taking courses online, ensure retention rates and solve potential issues early in the student lifecycle	▪ Many of NAU's most advanced programs require students to attend classes on-campus ▪ These programs include some of NAU's most highly sought after offerings, including nursing and other advanced healthcare related degrees ▪ NAU is continuing to add programs and state accreditations (Texas and New Mexico nursing certification is pending) that are driving enrollment growth throughout its campuses ▪ Recent program expansions include nursing programs in Colorado, Kansas and Minnesota as well as a variety of additional degree programs	▪ NAU has invested substantial capital in developing a sophisticated online course delivery system ▪ The Company has utilized its systems and development expertise to provide back-end services for institutions attempting to develop an online presence ▪ Significant increases in online enrollment throughout the institution and constantly increasing course offerings are driving online growth ▪ Recent internal changes have properly aligned and incentivized campus enrollment directors to increase online enrollments

NAU is committed to providing affordable, quality higher education in a caring and supportive environment

Hybrid Learning

- NAU is a leader in hybrid learning and has developed a unique approach to providing its students with a local campus presence combined with the convenience and flexibility of online courses
- Learning centers are an attractive addition to existing NAU markets
  - Recent learning centers have included Wichita, KS and Watertown, SD; markets that have longstanding NAU campuses
- Particularly attractive to non-traditional learners (30+ years of age) that may be hesitant to pursue 100% online coursework
- By targeting existing NAU markets for growth, learning centers require little additional marketing and benefit from low student acquisition costs
- NAU believes its hybrid learning model and continued geographic expansion will be crucial to its continued growth
  - Planned expansion includes:
    - Minneapolis / St. Paul, Minnesota
    - Denver, Colorado
    - Kansas City, Missouri
    - Omaha, Nebraska

Hybrid Learning Benefits	
Flexible Class Times	☑
Global Course Access	☑
Qualified Teachers	☑
Multiple Degree Programs	☑
Attractive to Non-Traditional Learners	☑
Reduced Capital Requirements vs. Full Campus	☑

Education Center Profile	
Location	Wichita, Kansas
Size	Approximately 4,000 square feet
Employees / Staff	Seven employees, including local admissions director
Capital Requirements	Approximately $220,000 in start-up capital expenditures
Students Supported	Each Education Center can support approximately 175 students
Enrollment Capabilities	Serves as local presence in large markets and creates a personal connection with students
Retention	Creates a low-cost retention tool for at-risk students

On-Ground Growth

- On-ground enrollment growth will be driven by the continued development of attractive degree programs and geographic expansion
  - Awaiting approval for nursing programs in Texas and New Mexico
  - Identified additional target markets to begin approval process
- Long term growth plans include the addition of locations in:
  - Texas (Houston) / Oklahoma (City TBD) / Nebraska (City TBD) / Colorado (Denver)
  - Target large and growing markets able to support regional campus and learning centers
- Physical locations serve as regional recruiting hubs and provide support for online students
  - Well maintained and properly updated to ensure students are provided top-notch facilities

Current Program Offerings

	Medical / Veterinary	Business	IT	Paralegal	Criminal Justice	Nursing
Diploma	✓					✓
Associate's Degree	✓	✓	✓	✓	✓	✓
Bachelor's Degree	✓	✓	✓	✓	✓	✓
Master's Degree		✓				✓

Program Expansion

Fiscal Year	2007	2008	2009	2010
# of New Programs	1	2	11	10

Representative New Programs in Fiscal Year 2009

BS Nursing – Bloomington	BS Business Administration – HRM	Diploma Healthcare Coding
BS in Criminal Justice	BS in Applied IT	Diploma Network & Server Eng.
AAS in Criminal Justice	AAS Applied IT	Diploma MS System Eng.

Online Growth

- Hybrid learning is particularly important to NAU's overall growth strategy and a key component of the continuation of NAU's online growth
- NAU is continuing to drive online revenue growth through a combination of hybrid learning, aggressive recruiting and other strategic initiatives
- Substantial portion of NAU's students are on-ground students (~60%); management team is actively transitioning courses and students online to maximize efficiency of existing campuses

Online Growth Strategy

Hybrid Learning	Campus Recruiting	International Exposure	Program Mix	Strategic Partnerships
Continued transition to hybrid learning	Internal incentives aligned for campus recruiting	Partnerships and degree programs for international students	High demand programs designed for the future	Increase enrollments and offer unique student opportunities

Exceptional Retention

Growth in Online and On-Ground Credit Hours



35,000
30,000
25,000
20,000
15,000
10,000
25,525
10,235
31,627
22,034
CAGR = 7%
CAGR = 29%
Q4 '05
Q2 '06
Q4 '06
Q2 '07
Q4 '07
Q2 '08
Q4 '08
Q2 '09
On-Ground Enrollment
Distance Learning Enrollment

Accreditation and Academic Quality

- NAU is regionally accredited by the Higher Learning Commission
  - Competitive advantage and differentiator among for-profit universities
  - Received notice of continued regional accreditation through 2017
  - Recently received approval for the Masters of Science in Nursing program
- Regional accreditation is a more rigorous and prestigious accreditation than national accreditation
  - NAU is committed to maintaining its regional accreditation indefinitely
- NAU and many of its individual programs are accredited or approved by national educational and professional associations
- Typical approval process for Nursing programs is highly intensive and creates significant barriers to entry for competitors attempting to offer similar programs
- NAU's strong academic quality, commitment to measurable student outcomes and high value degree programs drive strong retention rates

Third Party Accreditation and Approvals

Third Party Accreditation and Approvals
Minnesota State Board of Nursing
Kansas State Board of Nursing
Commission on Accreditation of Allied Health Education Programs
Colorado State Board of Nursing – Interim Approval
Missouri State Board of Nursing – Initial Approval
IACBE – Various business degree programs
Committee on Veterinary Technician Education and Activities
Bureau of Indian Affairs, Social Security Administration, and various state rehabilitation services

Superior Academic Quality Drives Course Completion


100%
90%
80%
70%
60%
50%
Course Completion
Undergraduate
Graduate
Q2 FY2008
Q2 FY2009

Cohort Default Rate and Title IV Compliance

NAU Cohort Default Rate vs. Proprietary Institutions



Proprietary Institutions
NAU Cohort Default Rate
10%
9%
8%
7%
6%
5%
4%
9.3%
8.7%
9.4%
8.2%
9.0%
8.0%
8.7%
5.8%
7.3%
5.5%
8.6%
6.5%
8.2%
7.5%
9.7%
7.3%
1999
2000
2001
2002
2003
2004
2005
2006

Audited 90/10 Rate



% of Title IV Funds
Compliance Threshold
100%
80%
60%
40%
20%
0%
41%
46%
42%
42%
41%
55%
50%
62%
63%
68%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Strong Education Sector Performance

- The education sector has performed well compared to the general market and has shown significant gains over the past twelve months and continues to outpace the S&P 500, despite recent gains

Publicly Traded Education Company Performance


160
140
120
100
80
60
40
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
S&P 500 Index
Market Capitalization Weighted Education Index (1)

(1) Market capitalization weighted index, includes APOL, ESI, DV, STRA, CECO, COCO, BPI and LOPE.

Compelling Industry Dynamics

- NAU is well positioned to benefit from positive industry dynamics
  - Increasing number of non-traditional students, particularly in current economic environment
  - Demand for flexible class schedules and career oriented degree programs
- The U.S. continues to transition to a knowledge based economy requiring highly skilled workers across a wide variety of industries
  - Education spending represents approximately 8.4% of U.S. GDP and is expected to grow at a 5.1% compound annual growth rate to $1.3 trillion in 2011

Current Population Education Levels



Master's Degree (7%)
PhD or Doctoral (3%)
Bachelor's Degree (19%)
Some College or AA Degree (25%)
High School (GED) or Below (46%)

Source: U.S. Census Bureau, Current Population Survey, 2008 Annual Social and Economic Supplement.

Widening Earnings Gap



$60,000
50,000
40,000
30,000
20,000
$50,000
Bachelor's Degree
$39,000
79%
34%
$29,000
High School Diploma
$28,000
1979
2002

Source: U.S. Department of Labor.

Earning Potential by Education Level



$75,638
$56,707
$47,240
$28,290
High School Graduate
Bachelor's Degree
Master's Degree
Doctoral Degree

Source: U.S. Census Bureau, Current Population Survey, 2008 Annual Social and Economic Supplement.

Well Positioned in High Growth Segments

- Online enrollments continue to show substantial gains year-over-year and are expected to represent 18% of total post-secondary enrollment by 2013
  - 18% of NAU's total credit hour enrollment consists of students taking all coursework online; 23% are campus-based learners enrolled in online coursework

Historical and Projected Online Enrollment



Thousands of Students
Percentage of Total Post-Secondary Enrollment
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
2002
2003
2004
2005
2006
2007
2008P
2009P
2010P
2011P
2012P
2013P
426
624
844
1,101
1,401
1,708
1,924
2,195
2,536
2,878
3,215
3,466
2.6%
3.7%
4.9%
6.3%
7.9%
9.5%
10.6%
11.9%
13.6%
15.3%
16.9%
18.0%

Source: Eduventures, February 2009.

Highlights of Financial Model

- Strong, predictable revenue streams with approximately 90% student course completion rates
- Significant growth in student enrollment and revenue
- Measurable outcomes with demonstrated career and personal advancement create value proposition to students
- Hybrid learning model and diverse program delivery options reduce capital requirements for growth
- Learning centers leverage local marketing spending to drive enrollment in complementary geographies
- Recent infrastructure investments (over $20mm from FY2005 to FY2009) have increased scalability and provide opportunity for significant margin expansion
- Affordable tuition and low default rates
- Advanced, high value degree programs such as Nursing allow for profitable, long-term student relationships and differentiation amongst competitors

Actual & Projected Financial Performance

- NAU has significantly grown its revenue and profitability over the past three years while making large investments for future growth

Historical and Projected Financial Performance

($ in thousands)

	Pro Forma FY Ended May 31,[1] 2007	2008	2009	Pro Forma FY Ending May 31,[1] 2010	2011
Academic Income	$ 39,841	$ 44,218	$ 56,874	$ 75,137	$ 89,253
Auxiliary Income	3,702	4,062	4,036	4,200	4,872
Total Revenue	43,543	48,280	60,910	79,337	94,125
Income (Loss) from Operations	(883)	1,341	6,334	12,837	15,230
Depreciation & Amortization	1,425	1,783	1,830	2,200	2,415
EBITDA	543	3,124	8,164	15,037	17,645
Plus: Non-recurring expenses [2]	358	286	1,047	-	-
Adjusted EBITDA	$ 901	$ 3,410	$ 9,211	$ 15,037	$ 17,645
Adjusted Net Income [3]	$ (503)	$ 1,005	$ 4,634	$ 8,697	$ 10,255
Net Effect of Real Estate Operations	$ (1,637)	$ (1,560)	$ (1,357)	$ (1,180)	$ (1,163)
As Reported Net Income	(1,893)	(420)	3,121	7,518	9,092

(1) Pro forma excluding the impact of non-core real estate holdings.

(2) Non-recurring expenses related to executive compensation.

(3) Non-recurring additions to net income reflected net of effective tax rate in year shown.

Revenue and EBITDA Growth

$ in thousands



FY2007 – 2011 PF Revenue Growth (1)
FY2007 – FY2011P: 21% CAGR
$100,000
$75,000
$50,000
$25,000
$-
2007A
2008A
2009A
2010P
2011P



FY2007 – 2011 PF Adjusted EBITDA Growth (1,2)
FY2007 – FY2011P: 110% CAGR
$20,000
$16,000
$12,000
$8,000
$4,000
$-
2007A
2008A
2009A
2010P
2011P

(1) Pro forma excluding the impact of non-core real estate holdings.

(2) Non-recurring additions to net income reflected net of effective tax rate in year shown.

Appendix

Physical Location Profiles


NATIONAL AMERICAN UNIVERSITY
321 Kansas City St.
Rapid City, SD 57701
(605) 394-4827
800-843-8892

Location	Rapid City, SD
Date Opened	1941
Curriculum	Business, information technology, athletic training, veterinary technology and paralegal studies


1000 Ellsworth St.
Rushmore Center, Ste. 2400B
Ellsworth AFB, SD 57706
(605) 718-6550

Location	Ellsworth AFB, SD
Date Opened	1974
Curriculum	Bachelor of Science and Associate of Applied Science programs designed to meet Community College of Air Force standards


2801 S Kiwanis Ave., Ste. 100
Sioux Falls, SD 57105
(605) 336-4600

Location	Sioux Falls, SD
Date Opened	1974
Curriculum	Business, information technology, paralegal studies, therapeutic massage, medical assisting and pharmacy technician


NATIONAL AMERICAN UNIVERSITY
925 29th St.
Watertown, SD 57201
(605) 884-7200

Location	Watertown, SD (Learning Center)
Date Opened	2006
Curriculum	Business, information technology, paralegal studies, therapeutic massage, medical assisting and pharmacy technician

CAMDEN LEARNING CORPORATION

Physical Location Profiles


NATIONAL AMERICAN UNIVERSITY
5125 N Academy Blvd.
Colorado Springs, CO 80918
(719) 590-8300

Location	Colorado Springs, CO
Date Opened	1974
Curriculum	Business, information technology and medical care


1325 S Colorado Blvd., Ste. 100
Denver, CO 80222
(303) 876-7100

Location	Denver, CO
Date Opened	1974
Curriculum	Business and information technology; Associate nursing degree


NATIONAL AMERICAN UNIVERSITY
10310 Mastin
Overland Park, KS 66212
(913) 981-8700

Location	Overland Park, KS
Date Opened	2001
Curriculum	Business and information technology; Nursing Mobility and Practice Nurse programs


7309 E. 21st St., STE. G40
Wichita, KS 67206
(316) 448-5400

Location	Wichita, KS (Learning Center)
Date Opened	2007
Curriculum	Business and information technology; Nursing Mobility and Practice Nurse programs

CAMDEN LEARNING CORPORATION

Physical Location Profiles


7801 Metro Parkway, Ste. 200
Bloomington, MN 55425
(952) 356-3600

Location	Bloomington, MN
Date Opened	1997
Curriculum	Business, information technology, medical assisting, paralegal studies, therapeutic massage and pharmacy technician


6120 Earle Brown Dr., Ste. 100
Brooklyn Center, MN 55430
(763) 852-7500

Location	Brooklyn Center, MN
Date Opened	2000
Curriculum	Business, information technology, medical assisting, medical administrative assistant and pharmacy technician


National American University
1550 West Highway 36
Roseville, MN 55113
(651) 855-6300

Location	Roseville, MN
Date Opened	1974
Curriculum	Business, information technology, medical assisting, paralegal studies, therapeutic massage and pharmacy technician


3620 Arrowhead Ave.
Independence, MO 64057
(816) 412-7700

Location	Independence, MO
Date Opened	1990
Curriculum	Business, information technology, medical assisting, paralegal and health care management

Physical Location Profiles


National American University
7490 NW 87th Street
Kansas City, MO 64153
(816) 412-5500

Location	Kansas City, MO
Date Opened	2005
Curriculum	Business and information technology; Associate degree in nursing


4775 Indian School Rd. NE., Ste. 200
Albuquerque, NM 87110
(505) 348-3700

Location	Albuquerque, NM
Date Opened	1975
Curriculum	Business, information technology, medical assisting, medical administrative assistant and health care management


1601 Rio Rancho , Ste. 200
Rio Rancho, NM 87124
(505) 348-3750

Location	Rio Rancho, NM
Date Opened	1997
Curriculum	Business, information technology, various health care programs


13801 North MoPac, Ste. 300
Austin, TX 78727
(512) 651-4700

Location	Austin, TX
Date Opened	2007
Curriculum	Business and information technology

Degree Program Offerings

- NAU offers the following courses of study within its Undergraduate, Graduate and Nursing degree programs:

Undergraduate	**Bachelor**	**Associate**		**Diploma**
	Accounting	Accounting	Medical Assisting	Healthcare Coding
	Applied Information Technology	Applied Information Technology	Medical Staff Services Management	Practical Nursing
	Athletic Training	Applied Management	Nursing	Therapeutic Massage
	Business Administration	Business Administration	ASN Mobility Program	Veterinary Assisting
	Criminal Justice	Criminal Justice	Paralegal Studies	
	Health Care Management	General Education	Pharmacy Technician	
	Information Technology	Information Technology	Therapeutic Massage	
	Generic BSN	Medical Administrative Assistant	Veterinary Technology	
	Organizational Leadership			
	Paralegal Studies			
Graduate	Master of Business Administration (MBA)			
	Master of Management (MM)			
Nursing	**Bachelor**	**Associate**		**Diploma**
	Generic BSN	Science in Nursing		Practical Nurse
	Online RN to BSN	Science in Nursing Mobility		

Postsecondary Education Comparables

($ in millions, except per share data)

Company	Ticker Symbol	Price 10/14/2009	% of 52-Wk High	Market Capitalization	Enterprise Value [a]	Projected P/E[b] 2009	Projected P/E[b] 2010	2009 TEV Multiples [c] Sales	2009 TEV Multiples [c] EBITDA	Annualized Dividend Yield
Apollo Group Inc.	APOL	$75.3	83.7%	$11,575.9	$10,792.3	16.7 x	13.6 x	2.6 x	8.3 x	0.0%
ITT Educational Services Inc.	ESI	111.4	83.3%	4,201.0	4,066.3	14.4 x	12.1 x	3.1 x	7.9 x	0.0%
DeVry, Inc.	DV	54.4	84.1%	3,865.9	3,768.6	20.3 x	16.3 x	2.3 x	11.5 x	0.3%
Strayer Education Inc.	STRA	225.3	93.9%	3,153.0	3,062.6	30.0 x	24.2 x	6.0 x	16.7 x	0.9%
Career Education Corp.	CECO	25.0	94.2%	2,203.1	1,814.1	23.8 x	14.7 x	1.0 x	9.0 x	0.0%
Corinthian Colleges Inc.	COCO	18.2	83.9%	1,588.1	1,456.4	15.2 x	12.3 x	1.0 x	6.2 x	0.0%
Bridgepoint Education, Inc.	BPI	17.0	77.7%	907.7	786.4	20.9 x	14.4 x	1.9 x	8.6 x	0.0%
Grand Canyon Education, Inc.	LOPE	18.6	89.2%	845.9	850.8	27.8 x	18.7 x	3.3 x	14.3 x	0.0%
Total										
Median			84%	2,678.1	2,438.3	20.6 x	14.5 x	2.4 x	8.8 x	0.0%
Mean			86%	3,542.6	3,324.7	21.1 x	15.8 x	2.7 x	10.3 x	0.1%
National American University [d,e]				170.1	159.2	19.6 x	16.6 x	2.0 x	10.6 x	1.4%

Source: Capital IQ, Company filings.

(a) Enterprise Value calculated as follows: Market Capitalization + Preferred Equity + Minority Interest + Total Debt - Cash & Equivalents.

(b) Earnings estimates are from CapitalIQ, where available, and calendarized, where appropriate.

(c) Calculated as current Enterprise Value divided by 2009E Revenue and EBITDA.

(d) Forward multiples generated utilizing NAU projected financial performance for fiscal years ending May 31, 2010 and 2011.

(e) Dividend yield calculated utilizing $7.92 share price

Contact Information

- **Camden Learning Corporation**

David Warnock, President, CEO and Chairman

Tel: (410) 878-6810

E-mail: dwarnock@camdenpartners.com

Donald Hughes, Chief Financial Officer and Secretary

Tel: (410) 878-6820

E-mail: dhughes@camdenpartners.com